UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 6, 2005

                              BellSouth Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)

            1-8607                                     58-1533433
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   (Commission File Number)                 (IRS Employer Identification No.)


Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia         30309-3610
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       (Address of Principal Executive Offices)                    (Zip Code)

                                 (404) 249-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry Into a Material Definitive Agreement

         On July 29, 2005, the Company entered into a new agreement with Richard
A. Anderson, Vice Chairman - Planning and Administration. This agreement, which was subject to revocation until August 6, 2005, replaces Mr. Anderson's prior agreement, which was dated October 18, 2000. The change in control executive severance agreement with Mr. Anderson, dated as of July 12, 2005 was not affected by this new agreement.

         As previously disclosed in prior filings with the Securities and Exchange Commission and consistent with his prior agreement, Mr. Anderson's new agreement provides for an enhanced pension under the BellSouth Supplemental Executive Retirement Plan ("SERP") if he remains an employee of BellSouth through October 18, 2010. Unlike his prior agreement, however, if Mr. Anderson is terminated by the Company other than for cause, or if he initiates termination for good reason (a constructive discharge) prior to his 62nd birthday, his SERP benefits will be reduced by a 3% per year early retirement discount (instead of the 6% per year discount otherwise applicable under the terms of SERP). Consistent with Mr. Anderson's prior agreement, the new agreement also provides for a separation payment of two times base pay plus two times his standard bonus for the year in which the separation occurs, if the Company initiates termination other than for cause, or if he initiates termination for good reason (a constructive discharge). If such separation occurs prior to Mr. Anderson becoming retirement eligible, he will also receive a cash payment to offset a portion of the value of his unvested options and will be treated under SERP, deferred compensation and life insurance programs as if he had been retirement eligible. The agreement contains provisions prohibiting competition with BellSouth and solicitation of BellSouth customers and employees for a period of time following separation.

         The foregoing description of the agreement does not purport to be complete and is qualified in its entirety by reference to the attached copy of the agreement.


Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

10hhh Agreement dated July 29, 2005 with Richard A. Anderson

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By: /s/ Pat Shannon
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    Pat Shannon
    Senior Vice President - Finance and Controller
    August 6, 2005